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UBS Global Life Sciences Conference

September 27, 2004

Safe Harbor Statement

•                       Various remarks that we may make about future expectations, plans and prospects for the Company constitute forward-looking statements for purposes of the Safe-Harbor provisions under The Private Securities Litigation Reform Act of 1995.  Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including those discussed in the Risk Factors section of our most recent Annual Report on Form 10-K and in our prospectus supplement and accompanying prospectus which are on file with the Securities and Exchange Commission.

[LOGO]

Corporate Data

• NASDAQ/NM:	NEOL

• Shares Outstanding:	23.3 M

• Average Volume:	260K

• Recent Price (9/23/04):	$8.03

• Market Capitalization:	$187 M

• Float:	5.4 M

• 52-Week High/Low	$22.70 - $4.66

STOCK PERFORMANCE

[CHART]

Current Strategy

•                       Reduce Burn Rate

•                       2005 targeted $43-$47 million

•                       Continue enrolling patients in Precise Trial

•                       Value the portfolio with a a goal of out licensing, partnering or terminating specific programs

NeoPharm Product Pipeline

	Research	Pre- Clinical	IND Filed	Phase I/II	Phase III	FDA Approval

IL13-PE38QQR – Glioblastoma Multiforme					X
LEP-ETU – Liposome Entrapped Paclitaxel Various Solid Tumors				X
LE-SN38 – Liposome Entrapped SN-38 Various Solid Tumors				X
LErafAON-ETU – Liposome Entrapped Antisense Oligonucleotide Various Solid Tumors				X
LE-DT – Liposome Entrapped Docetaxel Breast, Ovarian, NSCLC, Prostate		X
NeoPhectin Program – Cationic Liposome Mediated Drug Delivery; Various Targets	X
Lipid Conjugate Gemcitabine – Cardiolipin Conjugate Gemcitabine; Various Targets	X
LE-siRNA – Cationic Liposome Mediated siRNA Various Targets	X
Bioactive Lipids	X

IL13-PEQQR

•                       New treatment for glioblastoma multiforme (GBM) Brain Cancer

•                       Tumor targeted cytotoxin developed via convection enhanced delivery CED

•                       Currently enrolling patients in pivotal Phase III

•                       FDA Recognition

•                       Orphan drug designation (U.S. & Europe)

•                       Fast track development designation

•                       Special protocol assessment agreement

•                       CMA Pilot 2 program acceptance – Oncology Biologic division

•                       Oral Presentation at upcoming SNO Meeting

IL-13 Phase III Trial

PRECISE

•                       Pivotal study vs. Gliadel® wafer in first recurrent GBM

•                       International multi-center study in North America, Europe and Israel

•                       300 patients randomized 2:1 (IL13-PE38:Gliadel®)

•                       Endpoint is 50% improvement in survival (42 weeks vs. 28 weeks)

•                       Study includes 2 futility analyses – 50 & 100 deaths

•                       Up to 18 month enrollment period

•                       One year patient follow-up for survival endpoint

IL13-PE38QQR

•                       Market Assumptions

•                                     Average Sales Price

$25,000  →  $40,000/Patient

•                                          Estimated Yearly Cases:

• US                                               8,000-10,000

• Europe                         8,000-10,000

•                                          Overall Market Opportunity:

Up to $800 million

NeoLipid ™ System

•                       Modified in 2003

•                       Consistent size/distribution – <200 nanometers

•                       Lyophilized, easy to use

•                         Patent Protected Delivery Platform

•                         Potential Safety/Efficacy Advantages

•                         Flexible Delivery System for Broad Range of Compounds

THEN

•                       Difficult to formulate

•                       Difficult to manufacture

•                       Leaky liposome

•                       Limited number of liposome base drugs:

•                        Amphotericin B

•                        Doxorubicin

•                        Daunorubicin

[GRAPHIC]

Rotavapor

[GRAPHIC]

Sonicator

NOW

[GRAPHIC]

•                       Easy to manufacture

•                       Enhanced stability

•                       Wider range of drugs

Maximize $ Value

•                       Liposome Technology

•                       Pharmaceutical Life Cycle Management (LCM)

•                       Maximize the $ value of current and future products with:

•                       Patents & exclusivities

•                       Alternate dosage form development

•                       Specifications for product standards & criteria

LEP-ETU Advantages Over Taxol®

•                       No Cremophor needed for formulation/ limited pre-medication

•                       Easier to reconstitute and use in oncologist’s office

•                       Reduced side-effect profile

•                       505 (b)(2) registration pathway being  pursued

•                       Poster presentation at upcoming ESMO Meeting

Therapeutic Efficacy of Taxol® or LEP-ETU on B16/F10 Tumor
Metastasis in C57BL/6 Mice

Treatment I.V. x 5 on Day 10, 12, 14, 16 and 18

Control	[GRAPHIC]	[GRAPHIC]

Taxol® 12.5 mg/kg	[GRAPHIC]	[GRAPHIC]

LEP-ETU 12.5 mg/kg	[GRAPHIC]	[GRAPHIC]

LEP-ETU 25.0 mg/kg	[GRAPHIC]	[GRAPHIC]

LEP-ETU

Phase I Study Clinical Effect

Patient 302 – 63 yr old woman with ovarian cancer metastatic to liver who failed prior Taxol® treatment

[GRAPHIC]

November 2003: Pre LEP-ETU

[GRAPHIC]

May 2004: Follow-Up LEP-ETU

Liposomal SN-38 (LE-SN38)

•                       SN-38 is the active metabolite of Irinotecan (Camptosar®)

•                       Irinotecan is currently used to treat colorectal cancer and has activity in lung cancer

•                       LE-SN38 Phase I MTD of 35 mg/m2

•                       Dose limiting toxicity of neutroepenia

•                       No dose limiting diarrhea observed

•                       Abstract accepted for presentation on October 1 at the upcoming EORTC-NCI-AACR Meeting

•                       Phase II Study in Small Cell Lung Cancer (SCLC) to be initiated by North Central Cancer Treatment Group (NCCTG)

Summary

•                       LEP-ETU

•                       No Cremophor

•                       Minimal pre-medication required

•                       Similar PK profile versus Taxol®

•                       Well tolerated at doses up to 375 mg/m2

•                       505 (b)(2) regulatory submission is planned

•                       LE-SN38

•                       Maximum tolerated dose of 35 mg/m2 in Phase I clinical trial

•                       No severe diarrhea

•                       Projected Phase II clinical trial in 4Q2004

NeoPhectin

•                       Patent protected cationic cardiolipin trasfection agent for in-vitro and in-vivo use

•                       Delivers plasmid, antisense and siRNA to a variety of cells

•                       12 Companies have used our reagent

Effect of Antisense Oligonucleotide (AON) customized formulation of NeoPhectin-AT™ Versus DDAB-Liposome in combination with Taxotere® against Human Prostate (PC-3) Tumor Growth in SCID Mice

[GRAPHIC]	[GRAPHIC]
Control	Taxotere® Alone

[GRAPHIC]	[GRAPHIC]
DDAB Liposome-based AON + Taxotere®	NeoPhectin-AT™ Customized AON Formulation + Taxotere®

Treatment

DDAB or NeoPhectin-AT™ Customized AON formulation (12.5 mg/kg, BID x 5)

Taxotere®  Day 2 (10 mg/kg), Day 5 (5 mg/kg)

Milestones

•                       Q4/04

•                       Reduce cash burn rate

•                       100-125 patients enrolled in Precise Trial by quarter end

•                       Begin LEP(ETU) Bioequivalence study for 505(b)2 filing

•                       Prioritize pipeline

•                       Continue out licensing discussions

Milestones

•                       2005

•                       Cash burn rate approximately $43-$47 million

•                       Complete Precise Trial enrollment

•                       Out-license or partner appropriate candidates

Conclusion

•                       Conserving Cash: Good into 3rd Quarter 2006

•                       Robust Pipeline

•                       IL-13

•                       LEP-ETU

•                       LE-SN38

•                       LErafAON-ETU

•                       Drug Delivery Platform

•                       Out licensing/Partnering Opportunities

•                       Precise Trial on track for Q3/05 enrollment completion